UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09575

MEEHAN MUTUAL FUNDS, INC.
(Exact name of Registrant as Specified in Charter)
7250 Woodmont Avenue
Suite 315
Bethesda, MD 20814
(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-301-543-8881

THOMAS P. MEEHAN, PRESIDENT
7250 Woodmont Avenue
Suite 315
Bethesda, MD 20814
(Name and Address of Agent for Service)

Copy to:
ROBERT J. ZUTZ, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1. Reports to Shareholders

MEEHAN FOCUS FUND ANNUAL REPORT October 31, 2014

This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund’s shares is authorized only in a case of concurrent or prior delivery of the Fund’s current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

Meehan Focus Fund	Distributor:
A Series of Meehan Mutual Funds, Inc.	Integrity Fund Distributors, LLC
7250 Woodmont Avenue, Suite 315	1 North Main Street
Bethesda, MD 20814	Minot, ND 58703
(866) 884-5968	(800) 933-8413

December 23, 2014
Dear Fellow Shareholders*:
The total return for the Meehan Focus Fund (the Fund) for its fiscal year ended October 31, 2014 was 10.50%. The Fund’s net asset value (NAV) at October 31 was $21.43 per share (net of a $1.13 per share capital gain and income distribution). Over the past fiscal year the Fund’s return trailed the Standard and Poor’s 500 Total Return Index** (S&P 500) and the NASDAQ Composite Index** (NASDAQ). However, the Fund has outperformed both the S&P 500 and the NASDAQ since its inception in December of 1999. The Fund’s results for its 2014 fiscal year, for five years, ten years, and since inception are shown below with comparable results for the S&P 500 and NASDAQ.

	Fiscal Year November 1, 2013 - October 31, 2014	Annualized Return Five Years November 1, 2009 - October 31, 2014	Annualized Return Ten Years November 1, 2004 - October 31, 2014	Annualized Return From Inception December 10, 1999 - October 31, 2014
Meehan Focus Fund	10.50%	13.64%	7.32%	5.76%
S&P 500 Total Return Index **	17.27%	16.68%	8.20%	4.40%
NASDAQ**	18.14%	17.75%	8.89%	1.71%

Past performance does not guarantee future results. Performance data quoted above represents past performance, and the investment return and principal value of an investment will fluctuate so that an investor’s share, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain more current performance information, please call (866) 884-5968.
The Meehan Focus Fund's total annual expenses are 1.02%.***
______________________
* The views expressed herein are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee that the Fund will continue to hold these securities in the future. Please consider the investment objectives, risks, charges, and expenses of the Fund before investing. Contact the Fund at (866) 884-5968 for a prospectus, which contains this and other important information about the Fund. Read the prospectus carefully before investing.
** The S&P 500 Total Return Index is an unmanaged index of 500 U.S. stocks and represents the broad performance of the U.S. stock market. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.
*** Includes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund invests. The operating expenses disclosed above are current as of the Fund’s most recent prospectus. More recent operating expense information can be found in the Financial Highlights section of this report.

Oil has replaced the Federal Reserve as the market’s primary focus in recent months, as crude dropped to its lowest level in five years in mid-December. While a decline in energy prices usually receives a warm welcome from investors, the speed and magnitude of the current decline, and the market’s reaction to it, reflect investor worries that lower oil demand is a sign that global economic growth is slowing more than anticipated.

While oil’s steep drop has roiled the markets this fall, recent data support the view that the U.S. economy remains healthy. Job growth has been robust: 321,000 jobs were added in November, unemployment has dropped to 5.8%, and 2014 is on pace to be the best year for job creation since 1999. In addition, November’s jobs report indicated that wages may finally be rising, an important component for growth going forward.

Other economic indicators are also showing strength, with November industrial production posting its biggest gain in over four years and consumer sentiment hitting its highest level in eight years. Inflation remains low and is unlikely to rise significantly in 2015, giving the Federal Reserve room to maneuver as it considers when, or whether, to raise the federal funds rate next year. Finally, and most importantly for us as investors, corporate earnings also continue to rise. Third quarter earnings for the S&P 500 were up 8% over 2013, and earnings are projected to continue rising in 2015.

Outside the United States the picture is not as bright. In China growth is slowing, in Europe growth is stalling, and Japan is in recession. While not as critical to the global economy, the evolving situation in Russia also bears watching. We are hopeful that governments and central banks will take measures necessary to put their economies back on track, but we believe uneven global growth is likely to generate more volatility in 2015. While the U.S. economy and markets have shown resilience in the face of struggles elsewhere, we view the potential for these struggles to impact the United States as an area of concern as we move into 2015.

We are pleased that the Fund has generated positive returns over the past several years despite trailing its most important benchmark, the S&P 500, over this time. Any investment strategy is likely to have periods during which it trails its benchmarks, such as we are experiencing now. Although we are not satisfied with this recent underperformance, we are pleased that since inception we have significantly outperformed the S&P 500.

We remain convinced that our disciplined, patient approach to investing focused on buying specific undervalued securities is the best way to generate positive returns and outperform the market over the long term, and we believe the Fund’s performance since inception bears this out. The average forward price/earnings ratio of the Fund’s portfolio is approximately 13.4, which represents a significant discount to the S&P 500’s forward price/earnings ratio of 15.9. We believe this discount makes the Fund’s portfolio more attractive than the overall market and offers the potential for outperformance in 2015.

We made several changes to the Fund’s portfolio over the past six months. We sold long-term Fund holdings Pfizer and Intel at substantial gains after they exceeded our estimate of their fair value. We also exited the Fund’s positions in Western Union and General Motors, the former at a modest gain and the latter at a modest loss. We sold Western Union due to concerns that increased competition from new entrants, notably Wal-Mart, and growing costs related to compliance with international fund transfer regulations would pressure profits going forward. GM was sold after the steady drumbeat of recalls and investigations this year caused us to lose confidence in management’s ability to get the company back on track.

Proceeds from these sales were used to add five new stocks to the Fund’s portfolio: leading bio-pharmaceutical company Gilead Sciences, international oil-service company Schlumberger, wireless chipmaker and technology company Qualcomm, diabetes and oncology drug maker Sanofi, and financial services provider Principal Financial.

Portfolio Review

The attached Schedule of Investments identifies the stocks the Fund owned and their market value as of October 31, 2014. The Fund held 36 stocks, and 85% of the Fund’s assets were invested in 25 companies.The top 10 holdings, which represented 43.2% of the Fund’s portfolio on October 31, were as follows:

	Company	% of Fund
1.	Lowe’s Companies	5.2
2.	Berkshire Hathaway Inc. - B	4.9
3.	Microsoft Corp.	4.7
4.	Johnson Controls, Inc.	4.6
5.	Gilead Sciences Inc.	4.3
6.	Apple Inc.	4.3
7.	General Electric Co.	4.0
8.	National Oilwell Varco	4.0
9.	Novartis AG	3.7
10.	Express Scripts Holding Co.	3.5
		43.2

As of October 31, 2014, all of the Fund’s top ten holdings showed gains since the Fund purchased them. The Fund’s largest gains, in dollar terms, were in Berkshire Hathaway, Lowe’s, and Microsoft. However, our expectations for energy prices and for growth outside the United States, as well as the failure of certain portfolio companies to meet anticipated earnings, adversely impacted the Fund and in part accounted for the Fund’s underperformace versus its benchmarks over the past year.

Robust returns from Lowe’s, Apple, and Gilead helped to drive the Fund higher over the past six months. Weaker performances from former Fund holding IBM, Tupperware, and the Fund’s energy-related holdings partially offset these positive results. We added IBM to the Fund’s portfolio in the spring believing that its earnings would grow to $20 per share in 2015. In October, IBM reported third quarter earnings that badly missed its estimates, and management abandoned its $20 per share earnings target for 2015. With IBM’s future prospects not at all what we believed when we added it to the Fund’s portfolio, we sold the Fund’s IBM shares at a loss in late October.

Tupperware has struggled as growth in emerging markets, which account for roughly 65% of its sales, has slowed and the strong U.S. dollar has taken a bite out of profits. Despite its poor performance this year, we believe Tupperware remains well-situated to capitalize as rising incomes in emerging markets enable growing numbers of people to purchase its products.

The Fund’s energy-related holdings have all declined this fall as the price of oil plummeted. Since the close of the Fund’s 2014 fiscal year we have reduced the Fund’s oil and gas exposure by selling oil services company National Oilwell Varco, which we considered the most vulnerable of the Fund’s holdings to a sustained decline in oil and gas prices. In our view, the Fund’s remaining energy holdings, Devon Energy, ExxonMobil, and Schlumberger, all possess strong balance sheets and the ability to weather energy market volatility while remaining profitable, and we believe their stock prices will recover as energy markets stabilize.

Brief Discussion of Three of the Fund’s Top Holdings*

	Average Cost Per Share	October 31, 2014 Market Price per Share	Percent Increase (Decrease) **
Apple Inc.	$61.21	$108.00	76%
General Electric Co.	$10.48	$25.81	146%
Gilead Sciences Inc.	$88.76	$112.00	26%

*Please note that not all securities held by the Fund have posted gains comparable to the three we discuss.
**Returns shown are cumulative since the date of purchase, not annualized, and do not include the impact of dividends paid, if any.

Apple Inc. (AAPL)

Price (12/19/2014)	$ 111.78	Forward P/E	12.5
Market Cap ($B)	$ 655.4	Price/Book	5.9
Dividend Yield	1.7%	Price/Sales	3.7
Return on Equity	33.6%

Apple, the undisputed leader in consumer electronics, is a fully-integrated hardware, software, and services provider across multiple platforms including smartphones, tablets, computers, TVs, and digital media players. Founded in 1976 in Steve Jobs’s garage, the iconic maker of the iPhone, iPad, iPod, and maybe soon the iWatch is today the largest company by market capitalization in the world.

With its dominance of the digital consumer economy, Apple has built a very wide moat which protects it from competition and allows it to remain highly profitable. Apple’s moat stems from several factors. Its first-mover advantage in most of its products and services helped catapult Apple’s transformation from a personal computer company into a diversified consumer electronics platform. The company’s ability to fully integrate all products and services has given Apple users seamless availability of applications across multiple devices, which has led to high levels of usage. Apple devices now cover virtually all aspects of consumers’ lives - from mobile telephony to music, television, and personal computing – leading to strong user loyalty, high switching costs, and retention rates close to 90%. The company now has an installed base of users across its entire ecosystem of products that is estimated at 800 million people.

The appointment of Tim Cook as CEO in late 2011 after the death of Steve Jobs marked a new era for Apple, which has seen continued growth and innovation as well as a new focus on shareholder return, which we applaud. Cook initiated Apple’s first dividend payment in 2012 (shares now yield 1.7% after two subsequent hikes) and a stock repurchase program totaling $90 billion.

Cook has also overseen the highly successful launch of the newest iPhone 6 and 6 Plus, as well as the continued expansion of Apple’s iCloud offerings, including Apple Pay. This digital payment service links merchants, credit card networks, and users together on Apple’s iOS operating system, further increasing the company’s all important network effect.

What Cook has not done is to go on a buying spree with Apple’s large stockpile of cash ($155 billion as of September 30, 2014). Instead, he has favored small acquisitions that complement his focus on in-house innovation. In May 2014, Apple did announce the purchase of Beats Electronics and Beats Music for $3 billion in cash and stock, Apple’s largest acquisition to date. Beats is a logical add-on to Apple’s iTunes music service (with a dominant 75% market share of the digital download market) and should help the company develop its next generation of smart music devices.

Since Apple’s 7-for-1 stock split on June 6, 2014, the stock has continued to perform well. The split brought the stock price down from $645 per share to $92 per share and into the reach of potentially many more investors. We also believe the split signaled a positive outlook by management and the board regarding Apple’s future business prospects, revenue and earnings growth, and cash flow sustainability.

Still, the stock remains inexpensive relative to its prospects, its peers, and the overall market. Apple stock currently trades at a forward multiple of 12.5x 2015 earnings, well below the broad market average of 15.9x forward earnings. Adjusting for the company’s $155 billion of cash, the multiple falls to about 10x forward earnings. We believe Apple is an attractive long-term holding with continued upside potential for investors.

General Electric Company (GE)

Price (12/19/2014)	$ 25.62	Forward P/E	14.7
Market Cap ($B)	$ 257.4	Price/Book	1.9
Dividend Yield	3.5%	Price/Sales	1.8
Return on Equity	10.3%

General Electric has been transforming itself since the financial crisis of 2008 nearly crippled this once-believed unshakeable industrial giant. By shedding underperforming businesses, streamlining costs, and refocusing on its core industrial businesses, GE has once again positioned itself to be the leader in all major industrial markets in which it competes.

Today, GE operates through four main segments (down from six), which include Energy Infrastructure, Technology Infrastructure, Business Services, and Capital Services. Its portfolio of businesses is focused on the industrialization of growing economies, in particular in energy, aviation, and transportation infrastructure. Specific offerings include clean energy products (wind, gas, and solar), water treatment systems, drilling and production equipment, and railway and transportation solutions. These high-potential areas are expected to drive GE’s growth over the next decade, as evidenced by a record backlog today of $200 billion in infrastructure orders.

GE Capital Services, the financial services arm, has also rebounded significantly since the financial crisis. The unit has returned to profitability even as its portfolio has continued to shrink. It remains focused on middle-market commercial and industrial loans, equipment leasing, and aircraft finance, with a particular emphasis on captive financing of GE’s industrial products. GE’s focus on combining complementary businesses with opportunities for cross-selling and information sharing marks one of GE’s strongest competitive advantages.

We view the recent divestiture of GE’s appliance division as a prudent way to reduce the company’s exposure to the notoriously cyclical, consumer-driven economy. We believe the ongoing streamlining of GE’s businesses will further buoy its profitability, balance sheet strength, and overall market position in the global economy. The company is on track to deliver nearly $1 billion of cost savings by year-end 2014.

At a current valuation of 14.7x forward earnings, we expect GE stock to reward shareholders over time while offering an attractive dividend yield, currently 3.5%, along the way.

Gilead Sciences, Inc. (GILD)

Price (12/19/2014)	$ 108.45	Forward P/E	10.9
Market Cap ($B)	$ 157.1	Price/Book	12.1
Dividend Yield	--	Price/Sales	8.8
Return on Equity	76.9%

Gilead Sciences is a California-based biopharmaceutical company that specializes in developing treatments for viral diseases including HIV/Aids, hepatitis, and influenza. This focus on infectious diseases has earned the company market-leading shares in its major drugs, including an estimated 85% share of the U.S. HIV market and a projected 70% share of the global hepatitis-C market by 2015. The company’s success is due in part to its development of all-oral, single-tablet regimens for many of its drugs, which increases patient convenience, compliance, and affordability and reduces the risk of drug resistance.

Gilead’s patented, four-drug oral regimen for HIV forms the foundation of its dominant $9 billion HIV franchise. These drugs, while at $28,000 per regimen are more expensive than other oral HIV fighters, are considered highly effective, safe, and convenient. These drugs are also highly profitable for Gilead, as the company owns all of the major ingredients and therefore retains essentially 100% of profits from these sales. The risk of patent runoff is relatively small, with the patent for only one drug, Truvada, expiring in the next five years.

Gilead’s recent growth has been propelled by its entrance into the market for hepatitis C treatment through the 2012 acquisition of Pharmasset for $11 billion. Although considered expensive at the time, this acquisition has proven extremely successful for Gilead. The company’s hepatitis C drug Sovaldi received FDA approval in December 2013 and generated a staggering $2.3 billion of sales in the first quarter of 2014. Analysts had expected first quarter sales of $800 million. They now forecast full year revenues of $7 billion for 2014 and $12 billion in 2015 for this drug that the FDA has granted a breakthrough therapy designation. As with its HIV drugs, Gilead faces some headline risk for the high cost of Sovaldi at $84,000 for a typical course of treatment. However, the drug’s proven efficacy (98% for a 12-week regimen), its treatment duration of as little as 8 to 12 weeks, and the large addressable market of 4 million hepatitis C patients worldwide should counter much of that risk.

Gilead’s financial position is strong. The company carries $7.9 billion of debt ($6 billion of which funded the Pharmasset acquisition) compared to an equity base of $13.4 billion. The business generates $3.6 billion of free cash flow annually and product gross margins of 87%. Operationally, Gilead enjoys a very low-cost manufacturing platform, maintains a small but high quality salesforce, and limits its research and development budget to a select group of new pipeline drugs.

Overall, we like Gilead’s position as the dominant player in a highly profitable niche market for drugs targeting widespread infectious diseases for which there are few other convenient and effective treatments. Trading at a forward price/earnings ratio of just 10.9x, compared to the S&P average of approximately 15.9x, we believe the stock offers robust growth at a reasonable price.

Sources for charts and text: Morningstar, Value Line, Standard and Poor’s, Argus, Yahoo Finance, company reports, and Edgemoor Investment Advisors estimates

Conclusion

We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund’s NAV online at any time by typing the Fund’s symbol (MEFOX) into most stock quotation services. Best wishes for a happy holiday season – and please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

Sincerely,

Thomas P. Meehan

Paul P. Meehan

R. Jordan Smyth, Jr.

Managers, Meehan Focus Fund

Past performance is not predictive of future performance.

	Annualized Total Return**

	One year	Five years	Ten Years
	Ending 10/31/14	Ending 10/31/14	Ending 10/31/14
Meehan Focus Fund	10.50%	13.64%	7.32%
S&P 500 Total Return Index	17.27%	16.68%	8.20%
NASDAQ Composite Index	18.14%	17.55%	8.89%

* The above graph depicts the performance of the Meehan Focus Fund versus the S&P 500 Total Return Index and the NASDAQ Composite Index. It is important to note that the Meehan Focus Fund is a professionally managed mutual fund; the S&P 500 Total Return Index by Standard & Poor's Corp. is a capitalization weighted index comprised of 500 issues listed on various exchanges, representing the performance of the stock market generally; and the NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. An index is not an investment product available for purchase.

** Performance presented represents historical data. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's past performance is not indicative of future performance. The table and graph above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of fund shares.

FUND EXPENSES (unaudited)

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Beginning Account Value April 30, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* April 30, 2014 – October 31, 2014
Actual	$1,000.00	$1,053.36	$5.28
Hypothetical (5% return before expenses)	$1,000.00	$1,020.06	$5.19

* Expenses are equal to the Fund’s annualized total operating expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by the days in the year (365) to reflect the half-year period.

MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
October 31, 2014	Quantity	Fair Value

COMMON STOCKS (97.1%)

Consumer Discretionary (13.6%)
Johnson Controls, Inc	53,000	$2,504,250
Kohl’s Corp	30,000	1,626,600
Lowe's Companies Inc	50,000	2,860,000
Tupperware Brands Corp	12,000	765,000
		7,755,850
Consumer Staples (1.6%)
Nestle SA Reg B ADRS	12,500	916,625

Energy (10.5%)
Devon Energy Corp	25,000	1,500,000
Exxon Mobil Corp	11,353	1,097,949
National Oilwell Varco Inc	30,000	2,179,200
*DistributionNOW	7,500	225,450
Schlumberger Ltd	10,000	986,600
		5,989,199
Financials (20.1%)
Aflac, Inc	16,000	955,680
American Express Co	17,000	1,529,150
American Intl Group Inc New	35,000	1,874,950
*Berkshire Hathaway - Class B	19,250	2,698,080
Capital One Financial	20,000	1,655,400
PNC Financial Services Group Inc	20,000	1,727,800
Principal Financial Group	20,000	1,047,400
		11,488,460
Health Care (19.8%)
*Express Scripts Holding Co	25,000	1,920,500
*Gilead Sciences Inc	21,000	2,352,000
Johnson & Johnson	15,000	1,616,700
Novartis AG - ADR	22,000	2,039,180
Sanofi - ADR	40,000	1,849,600
WellPoint Inc	12,000	1,520,280
		11,298,260
Industrials (7.6%)

General Electric Co	85,000	2,193,850
3M Co	8,000	1,230,160
United Parcel Service Inc - Class B	9,000	944,190
		4,368,200
Information Technology (17.4%)
Apple Inc	21,700	2,343,600
Automatic Data Processing, Inc	11,500	940,470
*CDK Global Inc	3,833	128,800
Cisco Systems Inc	50,000	1,223,500
*Google Inc - Class A	1,400	795,018
*Google Inc - Class C	1,400	782,712
Microsoft Corp	55,000	2,582,250
Qualcomm Inc	14,875	1,167,836
		9,964,186
Materials (6.5%)
Compass Minerals International Inc	12,000	1,028,160
*Horsehead Holding Corp	100,000	1,571,000
Methanex Corp	18,983	1,126,451
		3,725,611

TOTAL COMMON STOCKS (COST: $34,858,545)		$55,506,391

SHORT-TERM SECURITIES (3.0%)	Shares
^First Western Bank Collective Asset Fund 0.15% (COST: $1,704,329)	1,704,329	$1,704,329

TOTAL INVESTMENTS (COST: $36,562,874) (100.1%)		$57,210,720
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)		(32,101)

NET ASSETS (100.0%)		$57,178,619

* Non-income producing investment
^ Variable rate security; rate shown represents rate as of October, 31 2014
ADR – American Depository Receipts

The accompanying notes are an integral part of the financial statements.

Sector Allocation (% of Net Assets) for the Meehan Focus Fund October 31, 2014

Cash Equivalents and Other, 2.9%
Consumer Staples, 1.6%
Materials, 6.5%
Financial, 20.1%
Industrials, 7.6%
Energy, 10.5%
Health Care, 19.8%
Consumer Discretionary, 13.6%
Information Technology, 17.4%

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2014

ASSETS
Investments in securities, at fair value (cost $36,562,874)(Note 1)	$57,210,720
Accrued dividends receivable	25,520
Accrued interest receivable	102
Total assets	$57,236,342

LIABILITIES
Payable for Fund shares redeemed	$6,636
Dividends Payable	3,938
Due to advisor (Note 5)	47,149
Total liabilities	$57,723

NET ASSETS	$57,178,619

NET ASSETS ARE REPRESENTED BY:
Common Stock (100,000,000 shares of $.0001 par value authorized)	$267
Additional capital paid-in	33,729,317
Accumulated net realized gain (loss) on investments	2,510,462
Accumulated undistributed net investment income	39,681
Accumulated undistributed capital gains	251,046
Unrealized appreciation (depreciation) on investments	20,647,846

NET ASSETS	$57,178,619

Shares outstanding	2,668,254

Net asset value per share*	$21.43

*Redemption price is equal to net asset value less any applicable redemption fee (Note 1).

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2014

INVESTMENT INCOME
Interest	$2,069
Dividends (net of foreign withholding taxes of $16,711)	1,037,495
Total investment income	$1,039,564

EXPENSES
Investment advisory fees (Note 5)	$439,819
Service fees (Note 5)	109,955
Total expenses	$549,774

NET INVESTMENT INCOME (LOSS)	$489,790

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investments	$2,510,462
Net change in unrealized appreciation (depreciation) of investments	2,442,422
Net realized and unrealized gain (loss) on investments	$4,952,884

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,442,674

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	10/31/14	10/31/13
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$489,790	$519,316
Net realized gain (loss) from investment transactions	2,510,462	1,204,271
Net change in unrealized appreciation (depreciation) on investments	2,442,422	9,640,610
Net increase (decrease) in net assets resulting from operations	$5,442,674	$11,364,197

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	$(489,816)	$(525,980)
Captial Gains	(2,379,843)	(1,206,026)
Total distributions	$(2,869,659)	$(1,732,006)

CAPITAL SHARE TRANSACTIONS (Note 2)
Proceeds from sale of shares	$3,226,675	$1,912,420
Proceeds from reinvested dividends	2,864,181	1,727,034
Cost of shares redeemed	(2,491,020)	(2,666,944)
Net increase (decrease) in net assets resulting from capital share transactions	$3,599,836	$972,510

TOTAL INCREASE (DECREASE) IN NET ASSETS	$6,172,851	$10,604,701
NET ASSETS, BEGINNING OF PERIOD	$51,005,768	$40,401,067
NET ASSETS, END OF PERIOD	$57,178,619	$51,005,768

Accumulated undistributed net investment income	$39,681	$39,706

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
NET ASSET VALUE, BEGINNING OF PERIOD	$20.42	$16.41	$15.51	$14.86	$13.28

Income (loss) from investment operations:
Net investment income (loss)	$0.18	$0.21	$0.23	$0.17	$0.11
Net realized and unrealized gain (loss) on investments	1.96	4.52	1.39	0.82	1.58
Total from investment operations	$2.14	$4.73	$1.62	$0.99	$1.69

Less Distributions:
Dividends from net realized gains	$(0.94)	$(0.22)	$(0.23)	$(0.14)	$(0.11)
Distributions from net investment income	(0.19)	(0.50)	(0.49)	(0.20)	0.00
Total distributions	$(1.13)	$(0.72)	$(0.72)	$(0.34)	$(0.11)

NET ASSET VALUE, END OF PERIOD	$21.43	$20.42	$16.41	$15.51	$14.86

Total Return*	10.50%	29.01%	10.47%	6.78%	12.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$57,179	$51,006	$40,401	$37,461	$35,002
Ratio of expenses to average net assets**	1.00%	1.00%	1.01%	1.15%	1.15%
Ratio of net investment income to average net assets	0.89%	1.17%	1.39%	1.08%	0.78%
Portfolio turnover rate	22.86%	16.76%	23.26%	18.47%	21.27%

*Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

** This ratio excludes the impact of expenses of the registered investment companies and exchange traded funds in which the Fund may invest.

The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2014

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Meehan Mutual Funds, Inc. (the “Company”) is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the “Fund”). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the “1940 Act”). The Fund’s investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation—Common stocks and exchange traded funds listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates fair value. Investments in open end investment companies are valued at the closing net asset value on the day of valuation. The Board will consider the following factors when fair valuing securities: (1) the type of security; (2) certain characteristics of the security including maturity, coupon or dividend, call and/or refunding features, cost, duration, and yield; (3) the cost of the security; and (4) the size of the Fund’s holdings.

b) Federal Income Taxes—No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

As of and during the year ended October 31, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for the tax years before 2008.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2014

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES- (continued)
c) Distributions to Shareholders—Dividends from net investment income and distributions of net realized capital gains, if any, will be recorded on ex-date and paid at least annually. Income and capital gain distributions are determined in accordance with federal income tax regulations that may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

d) Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Redemption Fee – A redemption fee of 2% of the value of the shares sold will be imposed on Fund shares redeemed within 7 calendar days of their purchase.

f) Investment Transactions, Shareholder Transactions, Investment Income and Expenses—Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

2.  FAIR VALUE MEASUREMENTS
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2014

2.  FAIR VALUE MEASUREMENTS – (continued)
The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2014.
	Level 1	Level 2	Level 3	Total
Common Stocks*	$55,506,391	$0	$0	$55,506,391
Short-Term Securities	1,704,329	0	0	1,704,329
Total	$57,210,720	$0	$0	$57,210,720
* See schedule of investments to view Common Stocks segregated by sector type.

The Fund did not hold any Level 3 assets during the fiscal year ended October 31, 2014. The Fund did not hold any derivative instruments at any time during the fiscal year ended October 31, 2014. There were no transfers into or out of Level 1 or Level 2 during the fiscal year ended October 31, 2014. The Fund considers transfers into or out of Level 1 or Level 2 as of the end of the reporting period.

3.  CAPITAL SHARE TRANSACTIONS
Transactions in shares were as follows:
	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2014	October 31, 2013
Sold	151,882	103,197
Reinvestments	133,675	87,931
Redeemed	(114,637)	(155,786)
Net Increase	170,920	35,342

4.  INVESTMENT TRANSACTIONS
The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the fiscal year ended October 31, 2014, were as follows:

Purchases	$13,981,747
Sales	$12,223,555

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2014

5.  ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
The Fund has entered into an Advisory Agreement with Edgemoor Investment Advisors, Inc. (the “Advisor”) to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.80% as applied to the Fund’s average daily net assets. For the fiscal year ended October 31, 2014, the Advisor received fees of $439,819.

The Fund has entered into an Operating Services Agreement (the “Servicing Agreement”) with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.20% as applied to the Fund’s average daily net assets. For the fiscal year ended October 31, 2014, the Advisor received fees of $109,955.

The Fund and the Advisor have entered into an Investment Company Services Agreement (the “ICSA”) with Integrity Fund Services, LLC to provide day-to-day operational services to the Fund including, but not limited to, accounting, transfer agent, dividend disbursing, registrar and recordkeeping services.

The effect of the Advisory Agreement and the Servicing Agreement is to place a “cap” on the Fund’s normal operating expenses at 1.00%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

The Fund and the Advisor have entered into a Distribution Agreement with Integrity Funds Distributor, LLC to provide distribution services to the Fund.

The Fund has adopted a Plan of Distribution under Rule 12b-1 of the 1940 Act, which allows it to finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund currently has no intention of implementing the Plan during the fiscal year ending October 31, 2015.

One of the directors and officers of the Fund is a director and officer of the Advisor and the three officers of the Fund are also officers of the Advisor.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2014

6.  DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

At October 31, 2014, unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Appreciation	21,057,995
Depreciation	(410,149)
Net appreciation (depreciation) on investments	20,647,846

At October 31, 2014, the cost of investments for federal income tax purposes was $36,562,874.

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:
	2014	2013
Distributions from ordinary income	$489,816	$525,980
Distributions from capital gains	$2,379,843	$1,206,026

As of October 31, 2014, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$39,681
Undistributed capital gains	251,046
Unrealized appreciation (depreciation) of securities	20,647,846
$20,983,573

7.  FOREIGN SECURITIES RISK
The Fund may invest up to 25% of its total assets in foreign securities. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. companies. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies.

8.  NON-DIVERSIFICATION RISK
The Fund is a non-diversified Fund. As a result, the Fund’s holdings may be more concentrated in a limited number of securities and the value of its shares may be more sensitive than a diversified fund to any single economic, business, political, or regulatory occurrence.

MEEHAN FOCUS FUND

NOTES TO THE FINANCIAL STATEMENTS
October 31, 2014

9.  NEW ACCOUNTING PRONOUNCEMENTS
In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (“ASU’) No. 2011-11 related to the disclosure about offsetting assets and liabilities. The ASU requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact, if any, this amendment may have on the Fund’s financial statements.

DIRECTORS AND OFFICERS as of October 31, 2014 (unaudited)

DIRECTORS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Thomas P. Meehan (DoB 1940) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	President and Director	Since 1999	1	None
Principal Occupation During Past 5 years:
President, Edgemoor Investment Advisors, Inc., a registered investment Advisor, since October 1999. President, Sherman, Meehan, Curtin & Ain, P.C., a Washington, DC, law firm (1993 thru September, 1999). Trustee, Sherman, Meehan Curtin & Ain, P.C. Pension and Profit Sharing Plans (1973-1999).

Andrew Ferrentino (DoB 1940) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 1999	1	None

Principal Occupation During Past 5 years:
Private consultant in the computer software industry (January 1, 1999 to present). Member, Board of Directors Template Software, Inc. from 1997 to 1999. President, Template Software, Inc. from 1982 to December 31, 1998.

Peter R. Sherman (DoB 1939) c/o Edgemoor Investment Advisors 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Independent Director	Since 2003	1	None

Principal Occupation During Past 5 years:
Adjunct Professor of Law, American University Washington College of Law, 1992 to present; counsel to Ain & Bank, P.C., a Washington, D.C. law firm, May, 2003 to June, 2005; cofounder of (1968), principal in and then counsel to Sherman, Meehan, Curtin & Ain, P.C. through April, 2003.

DIRECTORS AND OFFICERS as of October 31, 2014 (unaudited) – Continued

OFFICERS Name, Age and Address	Position	Length of Time Served	Number of portfolios in Fund Complex Overseen by Director	Other Directorships Held
Paul P. Meehan (DoB 1963) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President, Treasurer & Chief Compliance Officer	Since 2002	N/A	None
Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2006 to present; Director, Edgemoor Capital Management, Inc., January 2005 to December 2005; Vice-President, Edgemoor Capital Management, Inc., December 2002 to January 2005.

R. Jordan Smyth, Jr. (DoB 1965) 7250 Woodmont Avenue Suite 315 Bethesda, MD 20814	Vice President & Secretary	Since 2005	N/A	None

Principal Occupation During Past 5 years:
Managing Director, Edgemoor Investment Advisors, Inc., January 2005 to present; Director, Edgemoor Capital Management, Inc., April 2003 to December 2004; Director, Wachovia Securities, June 1996 to February 2003.

Aggregate remuneration paid by the Advisor during the 2014 fiscal year to all Directors totaled $10,000. Directors serve for the lifetime of the Fund, or until they are removed or resign. Officers are elected annually for one year terms. The Fund’s Statement of Additional Information includes additional information about the Directors and Officers and may be obtained via the internet at www.meehanmutualfunds.com or without charge, by calling (866) 884-5968.

Thomas P. Meehan, Paul P. Meehan and R. Jordan Smyth, Jr., qualify as “interested persons” of the Fund as that term is defined by the 1940 Act, as amended. Each is affiliated with the Advisor.

*************************

This report is for the information of the shareholders of Meehan Focus Fund. For more complete information, including risks, fees and expenses, contact the Fund without charge at (866) 884-5968 for a prospectus.

MEEHAN FOCUS FUND

Notice to Shareholders
October 31, 2014

QUARTERLY FILINGS ON FORM N-Q – The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the U.S. Securities and Exchange Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the U.S. Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in the Fund’s Forms N-Q is also available upon request by calling 1-866-884-5968.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES – A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

PROXY VOTING RECORDS FOR THE 12-MONTH PERIOD ENDED JUNE 30, 2014 – Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-866-884-5968 and (2) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Meehan Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Meehan Mutual Funds, Inc., comprising Meehan Focus Fund (the “Fund”) as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Meehan Focus Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
December 29, 2014

Item 2. Code of Ethics

As of the end of the fiscal period October 31, 2014, Meehan Mutual Funds, Inc. (the “Company”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Company has not made any amendments to its code of ethics during the covered period. The Company has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Company’s Board of Directors (“Board”) has determined that it does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, the Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the Audit Committee members have sufficient financial expertise to address any issues that are likely to come before the Audit Committee, including the evaluation of the Company's financial statements, supervision of the Company's preparation of its financial statements, and oversight of the work of the Company's independent auditors.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed by the Company’s independent public accountants, Cohen Fund Audit Services, Ltd. (“Cohen”), for professional services rendered in connection with the audit of the Company’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 for the fiscal period ended October 31, 2013, and $13,000 for the fiscal period ended October 31, 2014.

(b) Audit-Related Fees

The aggregate fees Cohen billed to the Company for assurance and other services which are reasonably related to the performance of the Company’s audit and are not reported under Item 4(a) were $0 for the fiscal period ended October 31, 2013 and $0 for the fiscal period ended October 31, 2014. These fees were to pay for the consent letter, accompanying the prospectus, as well as the personal property tax return preparation. The aggregate fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for assurance and other services directly related to the operations and financial reporting of the Company were $400 for the fiscal period ended October 31, 2013 and $0 for the fiscal period ended October 31, 2014.

(c) Tax Fees

The aggregate tax fees Cohen billed to the Company for tax compliance, tax advice, and tax planning services were $2,540 for the fiscal period ended October 31, 2013 and [$2,725] for the fiscal period ended October 31, 2014. The aggregate tax fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2013 and [$0] for the fiscal period ended October 31, 2014.

(d) All Other Fees

For the fiscal periods ended October 31, 2013 and October 31, 2014, the Company paid Cohen [no other fees]. The aggregate fees Cohen billed to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser for any other services directly related to the operations and financial reporting of the Company were $0 for the fiscal period ended October 31, 2013 and [$0] for the fiscal period ended October 31, 2014.

(e) The Company’s Audit Committee Charter provides that the Audit Committee (comprised of the Independent Directors of the Company) is responsible for pre-approval of all auditing services performed for the Company. The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Directors) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder) of all non-auditing services performed for the Company or for any service affiliate of the Company. The Company’s Audit Committee pre-approved all fees described above which Cohen billed to the Company.

(f) [Less than 50%] of the hours billed by Cohen for auditing services to the Company for the fiscal period ended October 31, 2014, were for work performed by persons other than full-time, permanent employees of Cohen.

(g) The aggregate non-audit fees billed by Cohen to the Company and to the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser were $2,940 for the fiscal period ended October 31, 2013 and [$2,725] for the fiscal period ended October 31, 2014.

(h) The Company’s Audit Committee has not considered the non-audit services provided to the Company and the Company’s investment adviser and any entity controlling, controlled by, or under common control with the Company’s investment adviser as described above because no non-audit services were performed by the accountant.

Item 5. Audit Committee of Listed Registrants

Not applicable to the Company.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the Company.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the Company.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the Company.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Meehan Mutual Funds, Inc. have concluded that such disclosure controls and procedures are effective as of December 27, 2014.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d)) of Meehan Mutual Funds, Inc. that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1)  Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2)  The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)  Not applicable to the Company.

(b)  The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEEHAN MUTUAL FUNDS, INC.
Date:	January 8, 2015

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

MEEHAN MUTUAL FUNDS, INC.

Date:	January 8, 2015

/s/ Thomas P. Meehan
Thomas P. Meehan
Principal Executive Officer

Date:	January 8, 2015
/s/ Paul P. Meehan
Paul P. Meehan
Principal Financial Officer